UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

Aravive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
(Address of principal executive offices)

(936) 355-1910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.   Regulation FD Disclosure.

Aravive, Inc. (the “Company”) will be making several presentations to investors over the next several weeks. In connection with the presentations, the Company intends to discuss the investor presentation, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in the investor presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The investor presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 8.01 Other Events

The Company is providing an update on its Phase 1b pancreatic study.  As of September 20, 2022, 18 patients with pancreatic adenocarcinoma (“PDAC”) have been treated with 15 mg/kg (Days 1 & 15) + nab-paclitaxel (125 mg/m2 on Days 1, 8, & 15) and gemcitabine (1000 mg/m2 on Days 1, 8, & 15) and have pharmacokinetic data. As has been seen for other Phase 1b cancer studies with batiraxcept, there is a relationship between batiraxcept exposures and clinical activity such that 5 out of the 9 patients in the PDAC study whose batiraxcept levels exceeded the minimum efficacious concentration (MEC) of batiraxcept had a response vs 1 out of 9 patients in the low MEC group.  Similarly, the mPFS in the high MEC group was 5.6 months (95% CI 2.1, not evaluable) vs 2.7 months (95% CI 1.1, 5.4) in the low MEC group.  Based on these data, the Company intends to dose an additional 6 patients at a higher dose (20mg/kg) to see if that higher dose will increase the proportion of patients who will achieve high MEC of batiraxcept and increase the clinical activity of batiraxcept in combination with gemcitabine + nab-paclitaxel.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Investor Presentation of Aravive, Inc. dated September 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2022	ARAVIVE, INC. (Registrant)

	By:	/s/ Gail McIntyre
	Name:	Gail McIntyre
	Title:	Chief Executive Officer